Putnam
New
Value
Fund

ANNUAL REPORT
August 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* Lipper Analytical Services ranked Putnam New Value Fund's class A share performance in the top 10% of its category for the 12 month period ended September 30, 1996. The fund was 50 of the 503 growth and income funds tracked over this period.

* "Since the beginning of 1994, value investors, the restrained doctrinaires of Wall Street, have chafed as their more-impetuous growth cousins have flourished. . . . But July's sharp downdraft dealt the growth players a severe blow. . . . On the heels of that roller-coaster ride, growth players seem chastened while value investors look ready to pounce on a slow-moving stock market."
            -- Dave Kansas, The Wall Street Journal, August 26, 1996

      CONTENTS
 4    Report from Putnam Management
 8    Fund performance summary
13    Portfolio holdings
16    Financial statements

*Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Lipper did not include data for class B and class M shares because these shares are not yet a year old. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa


Dear Shareholder:

During Putnam New Value Fund's first full fiscal year, the 12 months ended August 31, 1996, the stock market continued its nearly nonstop advance, pausing occasionally and then only briefly before moving onward. The most recent interruption, although one of the sharpest in several years, was characteristically short-lived.

Despite its unsettling moments, this market provided an amicable environment for a young fund to put down its roots. The fund has already established the validity of its strategy of owning stocks shunned by other investors.

Fund Manager David King, who has guided the fund since its inception, provides details of the first full fiscal year's operation and looks ahead to the fiscal year just begun. Dave believes, as we do, that the fund holds promise of a bright future.

Respectfully yours,


/S/George Putnam

George Putnam

Chairman of the Trustees

October 16, 1996



Report from the Fund Manager
David L. King

With a total return of 20.29% at net asset value and 13.40% at public offering price for class A shares for the 12 months ended August 31, 1996, Putnam New Value Fund has given investors an early look at its overall performance potential under diverse market conditions. Even this summer's market correction, combined with an investing environment that favored growth over value, failed to dampen returns from your fund's portfolio. Retail and real estate stocks, added to the portfolio during last fall's growth-oriented environment, assisted greatly in this favorable performance.

As your fund enters a new fiscal year, an increasing demand for value stocks could further promote satisfying returns. Naturally, wherever the possibility for high returns exists, there is an accompanying amount of risk involved. However, the unique mix of your fund's investment strategy has proved its resilience under an array of different market conditions and there is every reason to believe the fund can continue to do well in the future.

*CYCLICAL STRATEGY REAPS PLEASING RETAIL RETURNS

Your fund's value-oriented strategy focuses on those stocks that may be mispriced in response to arbitrary and passing events, such as a cyclical downturn in a particular sector. While individual investors often react emotionally to stock price declines, a detached, professional assessment of long-term value allows us to position the portfolio to benefit from potential price recoveries. The retail stocks in your fund's portfolio were selected as a result of such an assessment.

In the first half of the fiscal year, as we indicated in the semiannual report, the retail industry experienced a cyclical downturn. Poor consumer spending and lack of investor interest were key factors in these stocks' lackluster showing. In the belief that this underperformance was temporary and with an eye toward the fund's long-term strategy, we invested heavily in retail stocks. As prices began to recover, returns from these investments rewarded investors.

Dayton Hudson, a key retail holding, serves as a good example of the characteristics we seek. Its stock price had lagged the broad market in response to short-term profit declines in all three of its divisions, and we anticipated that the company would either recover on its own or be acquired by another retailer. Considering this a win-win scenario, we established a position in Dayton Hudson stock at a pre-split price of $77. Subsequently, JC Penney made an unsolicited offer to buy the company. This news further solidified our conviction about the stock's potential. Later in the fiscal period, as the company's business improved, the stock price did, in fact, recover to $110 and then split, three for one.

* MARKET CORRECTIONS HIGHLIGHT STRENGTH IN DIVERSITY

Your fund's outstanding relative performance during the July and August market correction highlights the advantages inherent in its three-pronged investment approach. With portfolio holdings spread among ladder stocks (out-of-favor stocks offering the greatest potential rewards along with correspondingly greater risk), anchor stocks (chosen for their high sustainable current dividends that provide the fund with a solid cushion of income), and ramp stocks (stocks of well-established companies whose prices have declined in response to what we see as short-term reasons), the fund had plenty of breathing room during these potentially adverse market conditions.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS*]

Insurance and finance             13.0%

Retail                            11.3%

Real estate                        9.2%

Food and beverages                 6.4%

Utilities                          6.3%

Footnote reads:
*Based on net assets as of 8/31/96. Allocations will vary over time.

One of the fund's more noteworthy ladder holdings, Warner-Lambert, a pharmaceutical company, was added to the portfolio at a depressed price. Initial research showed that while the company has two new and important drugs in the pipeline, its stock had not been performing well. Furthermore, the new drugs -- one that affects insulin receptivity in diabetics and one that is designed to reduce cholesterol -- were undergoing the lengthy process of FDA approval and were thus unlikely to contribute to the company's profits over the near term. Our assessment was that these characteristics could make Warner Lambert susceptible to a takeover from a larger, more successful company, and such a takeover would most likely boost the price of the stock. Even without any sort of takeover or merger, we believed the company's financial strength and earnings potential were likely to improve dramatically once these new products reached the market. Consequently we established a position in the stock and have since been rewarded by a substantial recovery in its price.

One of the fund's best-performing anchor holdings has already demonstrated its potential for growth in value. Holdings in Equity Residential Properties -- the only nationwide apartment real estate investment trust -- were originally bought at a time when the stock had stagnated. Shortly thereafter, both the dividend and the stock's price rose.

*RAMP HOLDINGS FORGE IRONCLAD RETURNS

Intel, another ramp-category stock, also contributed favorably to your fund's returns over the last 12 months. Amid cyclical concerns in the technology sector and in the semiconductor industry in particular, Intel's stock price declined significantly. At this point, we purchased the stock, thus enabling the fund to benefit from its subsequent recovery. Although an unusual holding for a value fund in terms of company size and reputation, the fund's Intel position supports our belief that value can be found in companies of all sizes and within all industries.

While not in the portfolio at year's end, Philip Morris, another ramp holding, also significantly increased returns. The fund's holdings, initially purchased at $58 per share, were sold in the $90 range, more than achieving the objectives for this portfolio category. A portion of the stock was sold last fall, while the remainder was liquidated near the fiscal year's end. Given the hubbub resulting from recent litigation against tobacco companies and the fact that Philip Morris had more than achieved a 50% return in under two years, we believed the stock would probably not come close to such rewarding returns in the near future and therefore seized the opportunity to take profits and lock in gains for the fund.

TOP 10 HOLDINGS

Dayton Hudson Corp.
Retail

Intel Corp.
Electronics and electrical equipment

General Signal Corp.
Basic industrial products

Times Mirror, Co.
Publishing

Northrop Grumman Corp.
Aerospace and defense

Lockheed Martin Corp.
Aerospace and defense

Warner-Lambert Co.
Pharmaceuticals

Alumax, Inc.
Metals and mining

Nationwide Health Properties, Inc.
Real estate

Equity Residential Properties Trust
Real estate

Footnote reads:
These holdings represent 24.3% of the fund's assets as of 8/31/96. Portfolio holdings will vary over time.

*VALUE INVESTORS ANTICIPATE COMEBACK

The contrarian nature of your fund's investment style allows for the anticipation of potentially substantial returns after a down cycle in market activity. The recent market corrections, since reversed, along with corresponding economic factors, form the framework for a possible resurgence in value investing. Under these conditions, your fund may have the chance to reap rewarding returns from investments made within a less growth-oriented environment. Of course, we cannot guarantee the nature of the market over the next 12 months or expect the fund to provide future returns of the magnitude realized under the hothouse market conditions of the past two years; nevertheless, it is certain that your fund has proved its ability to perform up to -- and sometimes beyond -- our expectations. We look forward to continued demonstration of this ability in 1997.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance Summary

Performance should always be considered in light of a fund's investment strategy. Putnam New Value Fund is designed for investors seeking long-term capital appreciation through investments in undervalued common stocks.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 8/31/96
                       Class A         Class B          Class M
(inception date)      (1/3/95)        (2/26/96)        (2/26/96)
                    NAV      POP    NAV     CDSC     NAV      POP
-----------------------------------------------------------------
1 year            20.29%   13.40%    --        --    --        --
-----------------------------------------------------------------
Life of class     49.02    40.43   6.08%    1.08%  6.26%     2.58%
Annual average    27.16    22.69     --        --    --        --
-----------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/96
                                  Standard          Standard
                                  & Poor's       & Poor's Barra
                                 500 Index         Value Index
-----------------------------------------------------------------
1 year                             18.70%             17.73%
-----------------------------------------------------------------
Life of class A
(since 1/3/95)                     47.09              46.39
Annual average                     26.17              25.68
-----------------------------------------------------------------
Life of class B and class M
(since 2/26/96)                     2.92               2.79
-----------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They also reflect an expense limitation that was in effect during the period without which the fund's returns would have been lower. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC OMITTED: worm chart ]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 1/3/95


Starting value                                (ending total)
$9,425             Fund's class A shares at POP     $14,043
$10,000                         S & P 500 Index     $14,709
$10,000                    Consumer Price Index     $10,508

(plot points for 10-year total return mountain chart)

Date/year   Fund at POP    S & P 500 Index      CPI
---------  ------------  ------------------  ------
1/3/95            9,425             10,000   10,000
1/31/95           9,490             10,243   10,040
2/28/95           9,800             10,612   10,080
3/31/95           9,967             10,971   10,114
4/30/95          10,288             11,277   10,147
5/31/95          10,698             11,687   10,167
6/30/95          10,953             12,014   10,187
7/31/95          11,452             12,396   10,187
8/31/95          11,674             12,392   10,214
9/30/95          12,029             12,966   10,234
10/31/95         11,752             12,902   10,267
11/30/95         12,361             13,431   10,261
12/31/95         12,538             13,744   10,254
01/31/96         12,683             14,193   10,314
02/29/96         13,023             14,291   10,347
03/31/96         13,484             14,481   10,401
04/30/96         13,666             14,676   10,441
05/31/96         14,067             15,011   10,461
06/31/96         14,030             15,130   10,468
07/31/96         13,545             14,438   10,488
08/31/96         14,043             14,709   10,508

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 2/26/96 would have been valued at $10,608 on 8/31/96 ($10,108 with a redemption at the end of the period), and class M at NAV, $10,626, and at POP, 10,258.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 8/31/96
                           Class A        Class B        Class M
(inception date)          (1/3/95)       (2/26/96)      (2/26/96)
-------------------------------------------------------------------
Distributions (number)       1              --             --
-------------------------------------------------------------------
Income                     $0.26            --             --
-------------------------------------------------------------------
Capital gains
-------------------------------------------------------------------
Long-term                   .001            --             --
-------------------------------------------------------------------
Short-term                  .699            --             --
-------------------------------------------------------------------
Total                      $0.96            --             --
-------------------------------------------------------------------
                          Class A        Class B        Class M
-------------------------------------------------------------------
Share value:           NAV        POP      NAV      NAV       POP
-------------------------------------------------------------------
8/31/95             $10.53     $11.17       --       --        --
-------------------------------------------------------------------
2/26/96                                 $10.86   $10.86    $11.25
-------------------------------------------------------------------
8/31/96              11.57      12.28    11.52    11.54     11.96
-------------------------------------------------------------------



TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)
                         Class A        Class B         Class M
(inception date)        (1/3/95)       (2/26/96)       (2/26/96)
                     NAV      POP    NAV     CDSC     NAV      POP
-------------------------------------------------------------------
1 year             22.39%   15.37%    --       --      --       --
-------------------------------------------------------------------
Life of class      56.23    47.22  11.14%    6.14%  11.42%    7.56%
Annual average     29.23    24.89     --       --      --       --
-------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.*

Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

Standard & Poor's/Barra Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. Indexes assume reinvestment of all distributions.

 *Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [DOUBLE CROSS]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS [SECTION START]

Putnam money market funds: **

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts ++

*               Formerly Natural Resources Fund

+               Formerly Overseas Growth Fund

++              Not available in all states.

[SECTION START] Relative to above.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

DOUBLE CROSS    Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended August 31, 1996


To the Trustees and Shareholders of
Putnam New Value Fund

We have audited the accompanying statement of assets and liabilities of Putnam New Value Fund (formerly the Putnam Basic Value Fund), including the portfolio of investments owned, as of August 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New Value Fund (formerly the Putnam Basic Value Fund) as of August 31, 1996, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                     Coopers & Lybrand L.L.P.
Boston, Massachusetts

October 15, 1996




Portfolio of investments owned
August 31, 1996

COMMON STOCKS  (94.8%) *
NUMBER OF SHARES                                                                              VALUE

Aerospace and Defense  (4.8%)
---------------------------------------------------------------------------------------------------
         57,200  Lockheed Martin Corp.                                                 $  4,811,950
         69,100  Northrop Grumman Corp.                                                   4,957,925
                                                                                       ------------
                                                                                          9,769,875

Automotive  (6.2%)
---------------------------------------------------------------------------------------------------
         85,200  General Motors Corp.                                                     4,238,700
         93,000  Magna International, Inc. Class A (Canada)                               4,487,250
         78,600  Varity Corp. +                                                           3,949,650
                                                                                       ------------
                                                                                         12,675,600

Basic Industrial Products  (4.4%)
---------------------------------------------------------------------------------------------------
        124,100  Ball Corp.                                                               2,931,863
        125,000  General Signal Corp.                                                     5,015,625
         27,200  Harnischfeger Industries, Inc.                                           1,026,800
                                                                                       ------------
                                                                                          8,974,288

Computer Services and Software  (2.3%)
---------------------------------------------------------------------------------------------------
         40,250  IBM Corp.                                                                4,603,594

Conglomerates  (4.3%)
---------------------------------------------------------------------------------------------------
         76,500  General Motors Corp. Class H                                             4,274,438
        227,100  Ogden Corp.                                                              4,456,838
                                                                                       ------------
                                                                                          8,731,276

Consumer Durable Goods  (2.1%)
---------------------------------------------------------------------------------------------------
         85,100  Whirlpool Corp.                                                          4,169,900

Consumer Non Durables  (2.2%)
---------------------------------------------------------------------------------------------------
        245,900  Dimon Inc.                                                               4,518,413

Electronics and Electrical Equipment  (4.8%)
---------------------------------------------------------------------------------------------------
         67,000  Intel Corp.                                                              5,347,438
         95,200  Texas Instruments, Inc.                                                  4,450,600
                                                                                       ------------
                                                                                          9,798,038

Food and Beverages  (6.4%)
---------------------------------------------------------------------------------------------------
        249,725  Archer Daniels Midland Co.                                               4,432,619
        112,575  Dole Food Co.                                                            4,657,791
        178,600  Whitman Corp.                                                            3,996,175
                                                                                       ------------
                                                                                         13,086,585

Insurance and Finance  (13.0%)
---------------------------------------------------------------------------------------------------
        172,000  Ahmanson (H.F.) & Co.                                                    4,343,000
         60,800  Bankers Trust New York Corp. (CUS)                                       4,727,200
         73,200  Beneficial Corp.                                                         4,126,650
        106,600  Fleet Financial Group, Inc.                                              4,450,550
         76,300  Franklin Resources, Inc.                                                 4,539,850
        267,900  USF&G Corp.                                                              4,319,888
                                                                                       ------------
                                                                                         26,507,138

Metals and Mining  (4.3%)
---------------------------------------------------------------------------------------------------
        144,600  Alumax, Inc. +                                                           4,771,800
        133,444  Freeport-McMoRan Copper & Gold Co., Inc. Class B                         3,919,918
                                                                                       ------------
                                                                                          8,691,718

Oil and Gas  (2.1%)
---------------------------------------------------------------------------------------------------
        187,700  Occidental Petroleum Corp.                                               4,364,025

Pharmaceuticals  (4.5%)
---------------------------------------------------------------------------------------------------
        103,150  Pharmacia & Upjohn, Inc.                                                 4,332,300
         80,200  Warner-Lambert Co.                                                       4,771,900
                                                                                       ------------
                                                                                          9,104,200

Photography  (2.1%)
---------------------------------------------------------------------------------------------------
        103,100  Polaroid Corp.                                                           4,368,863

Publishing  (2.5%)
---------------------------------------------------------------------------------------------------
        115,200  Times Mirror Co. Class A                                                 4,996,800

Real Estate  (9.2%)
---------------------------------------------------------------------------------------------------
         35,366  Castle & Cooke, Inc. +                                                     539,332
        134,000  Equity Residential Properties Trust (R)                                  4,740,250
        123,300  Meditrust Corp. (R)                                                      4,223,025
        213,700  Nationwide Health Properties, Inc. (R)                                   4,754,825
        185,124  Simon DeBartolo Group, Inc. (R)                                          4,604,960
                                                                                       ------------
                                                                                         18,862,392

Retail  (11.3%)
---------------------------------------------------------------------------------------------------
        157,050  Dayton Hudson Corp.                                                      5,418,225
        419,500  K mart Corp.                                                             4,195,000
        127,244  Lowe's Cos., Inc.                                                        4,596,690
        103,400  Melville Corp.                                                           4,368,650
         84,000  Penney (J.C.) Co., Inc.                                                  4,441,500
                                                                                       ------------
                                                                                         23,020,065

Transportation  (2.0%)
---------------------------------------------------------------------------------------------------
      1,100,000  Railtrack Group PLC (United Kingdom)                                     4,171,210

Utilities  (6.3%)
---------------------------------------------------------------------------------------------------
        246,100  Long Island Lighting Co.                                                 4,245,225
        346,000  Northeast Utilities Co.                                                  4,411,500
        145,500  US West, Inc.                                                            4,292,250
                                                                                       ------------
                                                                                         12,948,975
                                                                                       ------------
        Total Common Stocks  (cost $190,797,431)                                       $193,362,955

SHORT-TERM INVESTMENTS  (5.7%) *(cost $11,707,420)
PRINCIPAL AMOUNT                                                                              VALUE
---------------------------------------------------------------------------------------------------
    $11,704,000  Interest in $883,204,000 joint repurchase agreement dated
                 August 30, 1996, with Goldman Sachs & Co., due September 3,
                 1996, with respect to various U.S. Treasury obligations-
                 maturity value of $11,710,840 for an effective yield of 5.26%          $ 11,707,420
---------------------------------------------------------------------------------------------------
                 Total Investments (cost $202,504,851) ***                              $205,070,375
---------------------------------------------------------------------------------------------------

*     Percentages indicated are based on net assets of $203,940,394.

+     Non-income-producing security.

(CUS) Bankers Trust New York corp. provides sub-custodian services to the fund.

(R)   Real Estate Investment Trust

*** The aggregate identified cost on a tax basis is $202,634,495, resulting in gross unrealized appreciation and depreciation of $7,600,257 and $5,164,377, respectively, or net unrealized appreciation of $2,435,880.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1996

Assets
-----------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $ 202,504,851)  (Note 1)                                               $205,070,375
-----------------------------------------------------------------------------------------------------
Cash                                                                                             568
-----------------------------------------------------------------------------------------------------
Dividends and other receivables                                                              732,421
-----------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                 4,871,563
-----------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                     5,619
-----------------------------------------------------------------------------------------------------
Total assets                                                                             210,680,546

Liabilities
-----------------------------------------------------------------------------------------------------
Payable for securities purchased                                                           6,049,026
-----------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   232,454
-----------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 165,323
-----------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    58,519
-----------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                    222
-----------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                   1,287
-----------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       118,067
-----------------------------------------------------------------------------------------------------
Payable for organizational expenses  (Note 1)                                                  6,425
-----------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       108,829
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          6,740,152
-----------------------------------------------------------------------------------------------------
Net assets                                                                              $203,940,394

Represented by
-----------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                         $199,847,767
-----------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                               1,036,338
-----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                        490,765
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                                       2,565,524
-----------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                                       $203,940,394

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($97,718,470 divided by 8,447,628 shares)                                                      $11.57
-----------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.57)*                                        $12.28
-----------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($94,369,603 divided by 8,194,659 shares)**                                                    $11.52
-----------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,852,321 divided by 1,027,152 shares)                                                      $11.54
-----------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.54)*                                        $11.96
-----------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1996

Investment Income:
---------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $46,425)                                                $1,701,718
---------------------------------------------------------------------------------------------------
Interest                                                                                    114,516
---------------------------------------------------------------------------------------------------
Total investment income                                                                   1,816,234

Expenses:
---------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           $354,699
---------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              193,858
---------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                             3,347
---------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                        59,298
---------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                       222,791
---------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        19,683
---------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                              4,487
---------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      28,322
---------------------------------------------------------------------------------------------------
Registration fees                                                                            68,272
---------------------------------------------------------------------------------------------------
Auditing                                                                                     23,485
---------------------------------------------------------------------------------------------------
Legal                                                                                         4,936
---------------------------------------------------------------------------------------------------
Postage                                                                                       6,014
---------------------------------------------------------------------------------------------------
Other                                                                                         3,567
---------------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                            (185,030)
---------------------------------------------------------------------------------------------------
Total expenses                                                                              807,729
---------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                  (47,119)
---------------------------------------------------------------------------------------------------
Net expenses                                                                                760,610
---------------------------------------------------------------------------------------------------
Net investment income                                                                     1,055,624
---------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                            566,617
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign currency translation during the year                     777
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the year                                2,257,142
---------------------------------------------------------------------------------------------------
Net gain on investments                                                                   2,824,536
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     $3,880,160
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                For the period
                                                                                               January 3, 1995
                                                                                              (commencement of
                                                                              Year ended        operations) to
                                                                               August 31             August 31
                                                                                    1996                  1995
--------------------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                                                       $  1,055,624            $   34,989
--------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                 566,617               116,239
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                   2,257,919               307,605
--------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           3,880,160               458,833
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------------------------
   From net investment income:
    Class A                                                                      (66,271)                   --
--------------------------------------------------------------------------------------------------------------
   From net realized gain on investments:
    Class A                                                                     (178,420)                   --
--------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                            197,832,270             1,993,822
--------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                 201,467,739             2,452,655
--------------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                            2,472,655                20,000
--------------------------------------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,036,338 and $34,280, respectively)                  $203,940,394            $2,472,655
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
                                                                 For the Period       For the Period
                                                                February 26, 1996    February 26, 1996
                                                                 (commencement         (commencement
                                                                 of operations)        of operations)        Year ended
                                                                 to August 31          to August 31           August 31
-----------------------------------------------------------------------------------------------------------------------
                                                                         1996                 1996                 1996
-----------------------------------------------------------------------------------------------------------------------
                                                                      Class M              Class B
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.86               $10.86               $10.53
-----------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                 .11 *                .10 *                .18
-----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                          .57                  .56                 1.82
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .68                  .66                 2.00
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                      --                   --                 (.26)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                           --                   --                 (.70)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                        --                   --                 (.96)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $11.54               $11.52               $11.57
-----------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                        6.26(d)              6.08(d)             20.29
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                              $11,852              $94,370              $97,718
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                         .91(d)              1.04(d)              1.24
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(c)              1.05(d)               .88(d)              2.45
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  33.57                33.57                33.57
-----------------------------------------------------------------------------------------------------------------------
Average commission rate paid (e)                                       $.0322               $.0322               $.0322
-----------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                   For the Period
                                                                  January 3, 1995
                                                                    (commencement
                                                                    of operations)
                                                                    to August 31
                                                                    ------------
                                                                            1995
                                                                    ------------
                                                                         Class A
                                                                    ------------
Net asset value, beginning of period                                     $8.50
--------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------
Net investment income (c)                                                  .15
--------------------------------------------------------------------------------
Net realized gain on investments                                          1.88
--------------------------------------------------------------------------------
Total from investment operations                                          2.03
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
Net investment income                                                       --
--------------------------------------------------------------------------------
Net realized gain on investments                                            --
--------------------------------------------------------------------------------
Total distributions                                                         --
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.53
--------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                        23.88(d)
--------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                $2,473
--------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                          .51(d)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(c)               1.67(d)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                   51.07(d)
--------------------------------------------------------------------------------
Average commission rate paid (e)
--------------------------------------------------------------------------------

* Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c)  Reflects an expense limitation during the period (Note 2).
     As result of such limitation, expenses of the fund reflect a reduction of approximately $0.14 per share for the period ended August 31, 1995. Expenses for the period ended
     August 31, 1996, reflect a reduction of $0.01 for class A shares and $0.02 for class B and M shares.

(d)  Not annualized.

(e) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.

The accompanying notes are an integral part of these financial statements.




Notes to financial statements
August 31, 1996

Note 1
Significant accounting policies

Putnam New Value Fund (formerly Putnam Basic Value Fund) is a series of Putnam Investment Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long term capital appreciation by investing primarily in common stocks which are undervalued at the time of purchase.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B and class M shares commenced operations on February 26, 1996. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value which is determined using the last reported sale price, or if no sales are reported-as in the case of some securities traded over-the-counter -- the last bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of losses on wash sale transactions, non taxable dividends, market discount and organization expenses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1996, the fund reclassified $12,705 to increase undistributed net investment income and $966 to increase paid-in-capital, with a decrease to accumulated net realized gains of $13,671. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

Through October 31, 1996, Putnam Management has agreed to limit expenses to an annual rate of 1.00% of the fund's average net assets. The fund's expenses subject to this limitation are exclusive of distribution fees, brokerage, interest, taxes, amortization of deferred organization expenses, extraordinary expenses and credits from Putnam Fiduciary Trust Company ("PFTC"), a wholly-owned subsidiary of Putnam Investments, Inc., if any.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $100 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by PFTC.
Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1996, fund expenses were reduced by $47,119 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended August 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $292,640 and $20,131 from the sale of class A and class M shares, respectively and $23,071 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended August 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $205,446,226 and $17,279,176, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Year ended
                            August 31, 1996
----------------------------------------------------
Class A               Shares               Amount
----------------------------------------------------
Shares sold        8,571,175          $97,356,430
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         24,155             244,691
----------------------------------------------------
                   8,595,330          97,601,121

Shares
repurchased         (382,562)         (4,366,497)
----------------------------------------------------
Net increase       8,212,768         $93,234,624
----------------------------------------------------

                             For the period
                            January 3, 1995
                           (commencement of
                             operations) to
                            August 31, 1995
----------------------------------------------------
Class A               Shares              Amount
----------------------------------------------------
Shares sold          233,313          $2,001,821
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             --                  --
----------------------------------------------------
                     233,313           2,001,821

Shares
repurchased             (806)             (7,999)
----------------------------------------------------
Net increase         232,507          $1,993,822
----------------------------------------------------

                             For the period
                           February 26, 1996
                         (commencement of
                           operations) to
                           August 31, 1996
----------------------------------------------------
Class B               Shares              Amount
----------------------------------------------------
Shares sold        8,521,256         $96,626,977
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             --                  --
----------------------------------------------------
                   8,521,256          96,626,977

Shares
repurchased         (326,597)         (3,707,666)
----------------------------------------------------
Net increase       8,194,659         $92,919,311
----------------------------------------------------

                             For the period
                          February 26, 1996
                          (commencement of
                            operations) to
                            August 31, 1996
----------------------------------------------------
Class M               Shares              Amount
----------------------------------------------------
Shares sold        1,094,106         $12,434,719
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             --                  --
----------------------------------------------------
                   1,094,106          12,434,719

Shares
repurchased          (66,954)           (756,384)
----------------------------------------------------
Net increase       1,027,152         $11,678,335
----------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 89.92% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

Pursuant to section 852 of the Internal Revenue Code, the fund hereby designates $.001 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) for share class A as capital gain dividends for its taxable year ended August 31, 1996.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Our commitment to quality service

*CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

*HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

*SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

*ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

*Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

David L. King
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments

--------------

27667-274/2BF/2BG      10/96